                                                                   EXHIBIT 99.03



I hereby consent to be named in the Registration Statement on Form S-4 as a person to become a director of the Company upon consummation of the initial public offering.



                                                 /s/ TERRENCE R. FULWILER

                                          --------------------------------------
                                                   Terrence R. Fulwiler



September 9, 1997